Exhibit 32.2

             CERTIFICATION OF CHIEF FINANCIAL OFFICER
              PURSUANT TO 18 U.S.C. SECTION 1350,
               AS ADOPTED PURSUANT TO SECTION 906
               OF THE SARBANES-OXLEY ACT OF 2002

I, Marshall Bertram, Chief Financial Officer of Waterloo Ventures Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report on Form 10-KSB of Waterloo Ventures Inc., for the fiscal year ended August 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Annual Report on Form 10-KSB fairly presents in all material respects the financial condition and results of operations of Waterloo Ventures Inc.


/s/ Marshall Bertram
---------------------------
Marshall Bertram
Chief Financial Officer
December 1, 2003